UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

ANTERO RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36120	80-0162034
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry into a Material Definitive Agreement.

Indenture and Notes

As previously disclosed, on September 4, 2014, Antero Resources Corporation (the “Company”) entered into a purchase agreement, by and among the Company, J.P. Morgan Securities LLC, as representative of the initial purchasers listed in Schedule 1 thereto (the “Initial Purchasers”), and the subsidiary guarantors party thereto (the “Guarantors”), which provided for the sale by the Company of an additional $500,000,000 in aggregate principal amount of its 5.125% Senior Notes due 2022 (the “Notes”) to the Initial Purchasers (the “Offering”).  On September 18, 2014, the Company completed the Offering.  The Notes were issued as additional senior notes pursuant to an indenture, dated as of May 6, 2014 (the “Indenture”), by and among the Company, the Guarantors and Wells Fargo Bank, National Association, as trustee, pursuant to which the Company issued $600,000,000 in aggregate principal amount of its 5.125% Senior Notes due 2022 (the “Existing Notes”) on May 6, 2014.  The Notes and Existing Notes have identical terms, other than the issue date, and constitute part of the same series of securities.

Interest on the Notes accrues from May 6, 2014 at a rate of 5.125% per year.  Interest on the Notes is payable semi-annually in arrears on June 1 and December 1 of each year, commencing on December 1, 2014.

For a description of the Indenture and the Notes, please read the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 8, 2014. A copy of the Indenture and form of the Notes are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to such Current Report and are incorporated herein by reference.

Registration Rights Agreement

Also on September 18, 2014, in connection with the closing of the Offering, the Company and each of the Guarantors (collectively, the “Issuers”) entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with J.P. Morgan Securities LLC, as representative of the Initial Purchasers, pursuant to which the Issuers agreed (a) (i) to file with the Securities and Exchange Commission a registration statement (the “Exchange Offer Registration Statement”) on an appropriate form under the Securities Act of 1933, as amended, with respect to a registered offer to exchange any and all of the Notes (including the guarantees with respect thereto) for a like aggregate principal amount of registered notes that are identical in all material respects to the Notes (except that the exchange notes will not contain restrictive legends, transfer restrictions or provide for any increase in annual interest rate for failure to comply with this should holders of the Notes suffer damage if the Issuers fail to fulfill their obligations under the Registration Rights Agreement) and/or (ii) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Securities Act relating to the resale by certain holders of the Notes and the Guarantees thereof, (b) to use their reasonable best efforts to cause the (i) Exchange Offer Registration Statement to become and remain effective under the Securities Act until 180 days following the Exchange Date (as defined in the Registration Rights Agreement) or (ii) if applicable, the shelf registration statement to become and remain effective under the Securities Act until one year following effectiveness, and (c) to use their reasonable best efforts to commence the exchange offer not later than 60 days after the date on which the Exchange Offer Registration Statement is declared effective.  If the Issuers fail to comply with certain obligations under the Registration Rights Agreement, including if the exchange offer is not completed or if the shelf registration statement is not declared effective by May 6, 2015, they will be required to pay additional interest of 1% to the holders of the Notes in accordance with the provisions of the Registration Rights Agreement.  The Exchange Offer Registration Statement may also include the Existing Notes and the Exchange Offer (as defined in the Registration Rights Agreement) may also extend to the Existing Notes as well as the Notes.

A copy of the Registration Rights Agreement is filed as Exhibit 4.3 hereto and is incorporated herein by reference. The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Relationships

Certain Initial Purchasers, or their respective affiliates (collectively, the “Banks”), perform and have performed commercial and investment banking and advisory services for the Company from time to time for which they receive and have received customary fees and expenses. In particular, affiliates of certain of the Initial Purchasers are lenders under the Company Fourth Amended and Restated Credit Agreement, by and among the Company, the lenders party thereto and J.P. Morgan Chase Bank, N.A., as administrative agent (the “Company Credit Agreement”), and therefore may receive their pro rata share of any proceeds from the sale of the Notes that are used to repay borrowings under the Company Credit Agreement.  In addition, certain of the Initial Purchasers and their respective affiliates may hold the Company’s outstanding senior notes.  The Banks may, from time to time, engage in transactions with and perform services for the Company in the ordinary course of their business, for which they will receive fees and expenses.

Item 2.03                   Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant.

The information included under the heading “Indenture and Notes” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01                  Financial Statements and Exhibits.

(d)   Exhibits.

EXHIBIT	DESCRIPTION

4.1

Indenture, dated as of May 6, 2014, by and among Antero Resources Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K (Commission File No. 001-36120) filed on May 8, 2014).

4.2	Form of 5.125% Senior Note due 2022 (included in Exhibit 4.1) (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K (Commission File No. 001-36120) filed on May 8, 2014).
4.3

Registration Rights Agreement, dated as of September 18, 2014, by and among Antero Resources Corporation, the subsidiary guarantors named therein and J.P. Morgan Securities LLC as representative of the initial purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO RESOURCES CORPORATION

	By:	/s/ Glen C. Warren, Jr.
Glen C. Warren, Jr.
President and Chief Financial Officer

Dated: September 23, 2014

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

4.1

Indenture, dated as of May 6, 2014, by and among Antero Resources Corporation, the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K (Commission File No. 001-36120) filed on May 8, 2014).

4.2	Form of 5.125% Senior Note due 2022 (included in Exhibit 4.1) (incorporated by reference to Exhibit 4.2 to Current Report on Form 8-K (Commission File No. 001-36120) filed on May 8, 2014).
4.3

Registration Rights Agreement, dated as of September 18, 2014, by and among Antero Resources Corporation, the subsidiary guarantors named therein and J.P. Morgan Securities LLC as representative of the initial purchasers named therein.